                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Post Properties, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

(Post Properties Letterhead)

                                 April 3, 1998

Dear Shareholder:

     You are cordially invited to attend the 1998 Annual Meeting of Shareholders of Post Properties, Inc. to be held on May 8, 1998 at 3350 Cumberland Circle, Suite 2200, Atlanta, Georgia 30339-3363. The meeting will begin promptly at 9:00 a.m., local time, and we hope that it will be possible for you to attend.

     The items of business are listed in the following Notice of Annual Meeting and are more fully addressed in the Proxy Statement provided herewith.

     Please date, sign, and return your proxy card in the enclosed envelope at your convenience to assure that your shares will be represented and voted at the Annual Meeting even if you cannot attend. If you attend the Annual Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

     On behalf of your Board of Directors, thank you for your continued support and interest in Post Properties, Inc.

                                           Sincerely,

                                           /s/ John A. Williams
                                           John A. Williams
                                           Chairman of the Board and
                                             Chief Executive Officer

                             (Post Properties Logo)

                             POST PROPERTIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                             TO BE HELD MAY 8, 1998

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Post Properties, Inc. will be held at 3350 Cumberland Circle, Suite 2200, Atlanta, Georgia, on Friday, May 8, 1998 at 9:00 a.m., local time, for the following purposes:

          (i) To elect one director to serve until the 1999 Annual Meeting of Shareholders, one director to serve until the 2000 Annual Meeting of Shareholders and two directors to serve until the 2001 Annual Meeting of Shareholders;

          (ii) To consider and act upon a proposal to amend and restate the Company's Employee Stock Plan to (A) increase the number of shares of Common Stock reserved for issuance thereunder from 3,500,000 to 6,000,000 shares, (B) increase the limit on the number of options to purchase Common Stock that can be granted to an officer or key employee of the Company in any calendar year from 50,000 shares of Common Stock to 100,000 shares of Common Stock (500,000 shares of Common Stock if such officer or key employee is a member of the Company's Executive Committee), (C) permit the grant of options in 1998 (in addition to the options described above) to purchase up to 50,000 shares of Common Stock to an officer or key employee if the Compensation Committee makes a related reduction in such person's regular cash compensation for 1998 and (D) increase the number of shares subject to options granted to non-employee directors as of each December 31 from 1,000 to 3,000; and

          (iii) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only the holders of record of Common Stock of the Company at the close of business on March 17, 1998 are entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment thereof. A list of shareholders as of the close of business on March 17, 1998 will be available at the Annual Meeting of Shareholders for examination by any shareholder, his agent, or his attorney.

     Your attention is directed to the Proxy Statement provided with this Notice.

                                  By Order of the Board of Directors,

                                  /s/ Sherry W. Cohen
                                  Sherry W. Cohen
                                  Executive Vice President and Secretary

Atlanta, Georgia
April 3, 1998

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                             POST PROPERTIES, INC.
                       3350 CUMBERLAND CIRCLE, SUITE 2200
                          ATLANTA, GEORGIA 30339-3363

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 8, 1998

     The 1998 Annual Meeting of Shareholders (the "Annual Meeting") of Post Properties, Inc. (the "Company") will be held on May 8, 1998 for the purposes set forth in the Notice of Annual Meeting of Shareholders attached hereto. The enclosed form of proxy is solicited by the Board of Directors of the Company (the "Board" or "Board of Directors") and the cost of the solicitation will be borne by the Company. When the proxy is properly executed and returned, the shares of Common Stock of the Company it represents will be voted as directed at the Annual Meeting or any adjournment thereof or, if no direction is indicated, such shares of Common Stock will be voted in favor of the proposals set forth in the Notice of Annual Meeting of Shareholders attached hereto. Any shareholder giving a proxy has the power to revoke it at any time before it is voted. All proxies delivered pursuant to this solicitation are revokable at any time at the option of the persons executing them by giving written notice to the Secretary of the Company, by delivering a later-dated proxy or by voting in person at the Annual Meeting.

     Only holders of Common Stock of record as of the close of business on March 17, 1998 (the "record date") will be entitled to vote at the Annual Meeting. As of that date, the Company had outstanding 34,229,074 shares of Common Stock (and had 5,215,724 outstanding units of limited partnership interests in Post Apartment Homes, L.P., which are convertible into shares of Common Stock on a one-for-one basis). Shareholders of record as of the close of business on March 17, 1998 are entitled to one vote for each share of Common Stock held. No cumulative voting rights are authorized and dissenters' rights for shareholders are not applicable to the matters being proposed. It is anticipated that this Proxy Statement and the accompanying proxy will first be mailed to holders of Common Stock of the Company on or about April 3, 1998.

     The presence in person or by proxy of holders of a majority of the shares of Common Stock outstanding on the record date will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. The affirmative vote of a plurality of the shares of Common Stock present in person or by proxy and entitled to vote is required to elect directors. The proposal to amend and restate the Company's Employee Stock Plan (the "Employee Stock Plan") requires a greater number of votes cast in favor of the proposal than the number of votes cast opposing the proposal. With respect to any other matter that may properly come before the Annual Meeting, the approval of any such matter would require a greater number of votes cast in favor of the matter than the number of votes cast opposing such matter. Shares of Common Stock held by nominees for beneficial owners will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented even if the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner (a "broker non-vote"). Broker non-votes will not be counted as votes for or against matters presented for shareholder consideration, including the election of directors and the amendment and restatement of the Employee Stock Plan. Abstentions with respect to a proposal are counted for purposes of establishing a quorum. If a quorum is present, abstentions have no effect on the outcome of any vote, including the election of directors and the amendment and restatement of the Employee Stock Plan.

                             ELECTION OF DIRECTORS

     Under the Bylaws of the Company, the number of directors on the Board is fixed at six, unless the Board authorizes another number of directors, but in any case the Bylaws require at least three and no more than fifteen directors to constitute a full Board. The Board has, from time to time, increased or decreased the number of directors constituting a full Board in order to accommodate appointments or resignations, respectively, of members of the Board and currently the Board is set at nine members. The Bylaws divide the Board into three classes with the directors in each class serving a term of three years. There are four directors, Arthur M. Blank, John T. Glover, Charles E. Rice and Robert
L. Shaw, who have been nominated to stand for reelection as directors at the Annual Meeting. In addition to the four nominees, there are four other directors continuing to serve on the Board, whose terms expire in 1999 and 2000.

     Except as otherwise provided herein, the proxy solicited hereby cannot be voted for the election of a person to fill a directorship for which no nominee is named in this Proxy Statement. The Board has no reason to believe that any of the nominees for the office of director will be unavailable for election as a director. However, if at the time of the Annual Meeting any of the nominees should be unable to serve or, for good cause, will not serve, the persons named in the proxy will vote as recommended by the Board to elect substitute nominees recommended by the Board. In no event, however, can a proxy be voted to elect more than four directors.

     The following list sets forth the names of the four nominees for reelection to the Board to serve until the Annual Meeting of Shareholders in 2001, 2000 or 1999, as indicated, or until their successors are duly elected and qualified. Such list also contains, as to each nominee and incumbent director, certain biographical information, a brief description of principal occupation and business experience during the past five years, directorships of companies (other than the Company) presently held, and certain other information, which information has been furnished by the respective individuals.

NOMINEES FOR ELECTION

     Arthur M. Blank has been a director of the Company since May 1994. Mr. Blank has been Chief Executive Officer of The Home Depot, Inc. since 1997 and has been President, Chief Operating Officer and a director of The Home Depot, Inc. since it was founded in 1978. Mr. Blank is also a director of Cox Enterprises, Inc. Mr. Blank is 55 years old.

     John T. Glover has been a director of the Company since 1984. Mr. Glover joined the Company in 1984 and since that time has acted as its President, Chief Operating Officer and Treasurer. Mr. Glover is a director of Haverty Furniture Companies, Inc., SunTrust Bank of Georgia, Inc. and SunTrust Bank, Atlanta. In addition, he is a member of the board of directors of the National Realty Committee and the National Multi-Housing Council. Mr. Glover is 51 years old.

     Charles E. Rice has been a director of the Company since 1997. Mr. Rice served as the Chairman of the Board and Chief Executive Officer of Barnett Banks, Inc. until January 1998. He is also a director of NationsBank Corporation, CSX Corporation and Sprint Corporation. Mr. Rice is 62 years old.

     Robert L. Shaw has been a director of the Company since the Company's merger with Columbus Realty Trust ("Columbus") in October 1997. Mr. Shaw has been President -- Post West Division since October 1997 and, prior thereto, was Chief Executive Officer and a Trust Manager of Columbus since its inception in July 1993. He also serves on the board of directors of the Greater Dallas Chamber of Commerce and the National Association of Real Estate Investment Trusts. Mr. Shaw is 41 years old.

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR ARTHUR M. BLANK AND JOHN T. GLOVER TO HOLD OFFICE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 2001 OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED, FOR ROBERT L. SHAW TO HOLD OFFICE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 2000 OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED AND FOR CHARLES E. RICE TO HOLD OFFICE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 1999 OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED.

INCUMBENT DIRECTORS -- TERM EXPIRING 1999

     Russell R. French has been a director of the Company since July 1993. Mr. French is currently, and has been for more than five years, a general partner of Moseley & Co. I and II and a member of Moseley & Co. III and IV, each of which is the general partner or manager of a venture capital fund. Mr. French is 52 years old.

     John A. Williams has been a director of the Company since its inception in 1971. Mr. Williams is the Chairman of the Board and Chief Executive Officer of the Company. Mr. Williams founded the business of the Company in 1971 and since that time has acted as Chairman and Chief Executive Officer. Mr. Williams is also a director of NationsBank Corporation, Crawford & Company and the Atlanta Regional Commission. Mr. Williams is 55 years old.

INCUMBENT DIRECTORS -- TERM EXPIRING 2000

     Herschel M. Bloom has been a director of the Company since May 1994. Mr. Bloom is currently, and has been for more than five years, a partner in the law firm of King & Spalding, which has represented the Company since 1971. Mr. Bloom is also a director of Russell Corporation. Mr. Bloom is 55 years old.

     J.C. Shaw has been a director of the Company since July 1993. Mr. Shaw is currently, and has been for more than five years, Chairman Emeritus of the Board of Shaw Industries, Inc., a carpet manufacturer. Mr. Shaw is 68 years old.

MEETINGS OF THE BOARD OF DIRECTORS

     During 1997, the Board held ten meetings. Messrs. Glover and Williams each attended 100% of all Board meetings in 1997, Messrs. Blank, Bloom, French, and J.C. Shaw each attended at least 80% of all Board and committee meetings in 1997, and Mr. R. Shaw and Mr. Rice each attended 100% of all Board and committee meetings after their appointment to the Board in 1997.

COMMITTEES OF THE BOARD OF DIRECTORS

     Audit Committee. The Board of Directors has established an Audit Committee (the "Audit Committee") that consisted of Messrs. Bloom, French and Parker (whose term as director expires at the Annual Meeting) through May 1997. Since May 1997, the Audit Committee has consisted of Messrs. Bloom, French and J.C. Shaw. Mr. Parker served as chairman of the Audit Committee until May 1997 and Mr. French currently serves as Chairman of the Audit Committee. The Audit Committee is responsible for recommending to the Board the firm to be employed as independent auditors of the Company, reviewing with the independent auditor the Company's financial statements and internal accounting controls and the plans and results of the audit engagement, approving the professional services provided by the independent auditor, reviewing the independence of the independent auditor, considering the range of audit and non-audit fees and reviewing the adequacy of the Company's internal accounting controls. During 1997, the Audit Committee held two meetings.

     Compensation Committee. The Board of Directors has established an Executive Compensation Committee (the "Compensation Committee") that consisted of Messrs. Blank and J.C. Shaw and Ms. Crawford (who retired from the Board in May 1997) through May 1997. Since May 1997, the Compensation Committee has consisted of Messrs. Blank and Parker. Mr. Rice was appointed to the Compensation Committee in February 1998. Mr. J.C. Shaw served as chairman of the Committee until May 1997 and Mr. Blank currently serves as Chairman of the Compensation Committee. The Compensation Committee is responsible for making recommendations, at least annually, to the Board of Directors regarding the policies of the Company relating to, and the amounts and terms of, all compensation of executive officers of the Company and administering and discharging in full the authority of the Board with respect to the Employee Stock Plan and the Profit Sharing Plan. During 1997, the Compensation Committee held four meetings.

     The Company does not have a nominating committee.

COMPENSATION OF DIRECTORS

     The Company pays its directors who are not employees of the Company fees for their services as directors. Directors receive annual compensation of $12,000 plus a fee of $500 for attendance (in person or by telephone) at each meeting of the Board of Directors, but not for committee meetings. In February 1998, the Board of Directors authorized the payment of such fees in shares of Common Stock. Directors are reimbursed for all out-of-pocket expenses incurred in attending all Board and committee meetings.

     Historically, each non-employee director who was serving as such on December 31 of each year and who had served as such for more than one year, on each December 31, automatically received a grant of options to purchase that number of shares of Common Stock determined by dividing $10,000 by the fair market value per share of the Common Stock on the date of grant of such option at an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant of such option. As of February 1997, each non-employee director who was serving as such on December 31 of each year and who had served as such for more than one year on each December 31, automatically received a grant of options to purchase 1,000 shares of Common Stock at an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant of such option. Pursuant to this plan, each of Messrs. Blank, Bloom, French, Parker and J.C. Shaw received a grant of options to purchase 1,000 shares of Common Stock on December 31, 1997. In February 1998, the annual option grant to non-employee directors was increased (subject to shareholder approval) to a grant of options to purchase 3,000 shares of Common Stock. In addition, on the date of his initial appointment to the Board, each non-employee director automatically receives a grant of options to purchase that number of shares of Common Stock determined by dividing $10,000 by the fair market value per share of the Common Stock on the date of grant of such option at an exercise price equal to 100% of the fair market value of the Common Stock on the date of grant of such option. Pursuant to this Plan, Mr. Rice received a grant of options to purchase 248 shares of Common Stock on December 19, 1997. In the event of a change of control of the Company, the Board may unilaterally cancel a director's option to purchase Common Stock as of any date to the extent then unexercised after advance written notice to each affected director.

        COMMON STOCK OWNERSHIP BY MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The following table sets forth the beneficial ownership of shares of Common Stock as of March 1, 1998 for (i) directors of the Company, (ii) the Chief Executive Officer and each of the four other most highly compensated executive officers of the Company (collectively the "Named Executive Officers"), (iii) the directors and executive officers of the Company as a group and (iv) each person who is a shareholder of the Company holding more than a 5% interest in the Company. Unless otherwise indicated in the footnotes, all of such interests are owned directly, and the indicated person or entity has sole voting and disposition power. The number of shares of Common Stock represents (a) the number of shares of Common Stock the person beneficially owns plus (b) the number of shares of Common Stock issuable upon exercise of currently outstanding options plus (c) the number of shares of Common Stock into which units of limited partnership interests in Post Apartment Homes, L.P. ("Units") beneficially owned by the person are redeemable (if the Company elects to issue shares of Common Stock rather than pay cash upon such redemption).

                                                                 NUMBER
                                                               OF SHARES
                                                              BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER                             OWNED       PERCENT OF CLASS(1)
------------------------------------                          ------------   -------------------
DIRECTORS AND EXECUTIVE OFFICERS
John A. Williams(2).........................................   2,873,061             8.8%
  3350 Cumberland Circle, N.W.
  Suite 2200
  Atlanta, Georgia 30339
John T. Glover(3)...........................................   1,133,417             3.6%
  3350 Cumberland Circle, N.W.
  Suite 2200
  Atlanta, Georgia 30339
Robert L. Shaw(4)...........................................     419,520             1.4%
  15851 Dallas Parkway
  Suite 855
  Dallas, Texas 75246
W. Daniel Faulk, Jr.(5).....................................     207,708          *
  3350 Cumberland Circle, N.W.
  Suite 2200
  Atlanta, Georgia 30339

                                                                 NUMBER
                                                               OF SHARES
                                                              BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER                             OWNED       PERCENT OF CLASS(1)
------------------------------------                          ------------   -------------------
Jeffrey A. Harris(6)........................................      76,489              *
  3350 Cumberland Circle, N.W.
  Suite 2200
  Atlanta, Georgia 30339
John B. Mears(7)............................................      25,441              *
  3350 Cumberland Circle, N.W.
  Suite 2200
  Atlanta, Georgia 30339
Arthur M. Blank(8)..........................................      23,001              *
  2727 Paces Ferry Road
  11th Floor
  Atlanta, Georgia 30339
Herschel M. Bloom(9)........................................       9,808              *
  191 Peachtree Street
  Atlanta, Georgia 30303
Russell R. French(10).......................................       8,759              *
  9 North Parkway Square
  4200 Northside Parkway
  Atlanta, Georgia 30327
Charles E. Rice(11).........................................      10,248              *
  50 North Laura Street
  P.O. Box 40789
  Jacksonville, Florida 32203
J.C. Shaw(12)...............................................     172,227              *
  721 West Avenue
  Cartersville, Georgia 30120
All executive officers and directors as a group (25
  persons)(13)..............................................   5,118,687            16.2%

OTHER FIVE PERCENT SHAREHOLDERS
Cohen & Steers Capital Management, Inc.(14).................   2,080,700             6.8%
ABKB/LaSalle Securities Limited Partnership(15).............   1,728,569             5.6%

---------------

  *  Less than 1%
 (1) Based on an aggregate of 30,727,803 shares of Common Stock issued and outstanding as of March 1, 1998. Units are redeemable for Common Stock or cash, at the option of the Company. Assumes that all options beneficially owned by the person are exercised and all Units beneficially owned by the person are redeemed for shares of Common Stock. The total number of shares outstanding used in calculating this percentage assumes that none of the options beneficially owned by other persons are exercised and none of the Units beneficially owned by other persons are redeemed for shares of Common Stock.
 (2) Includes (i) 105,431 shares of Common Stock issuable upon exercise of outstanding stock options, (ii) 122,670 shares of Common Stock issuable upon redemption of Units owned by Mr. Williams, (iii) 1,589,625 shares of Common Stock issuable upon redemption of Units deemed beneficially owned by Mr. Williams through control of certain limited partnerships and (iv) 209,839 shares of Common Stock (of which Mr. Williams has shared voting and disposition power) issuable upon redemption of Units deemed beneficially owned by Mr. Williams through his control of a corporation (which shares are also shown as being beneficially owned by Mr. John T. Glover). Does not include 21,131 shares of Common Stock issuable upon exercise of outstanding stock options which become exercisable when the market price of the Common Stock maintains a certain level.

 (3) Includes (i) 105,431 shares of Common Stock issuable upon exercise of outstanding stock options, (ii) 68,890 shares of Common Stock issuable upon redemption of Units owned by Mr. Glover, (iii) 405,426 shares of Common Stock issuable upon redemption of Units deemed beneficially owned by Mr. Glover through his control of certain limited partnerships, (iv) 11,189 shares of Common Stock issuable upon redemption of Units deemed beneficially owned by Mr. Glover as trustee of a trust for the benefit of Mr. Williams' family, (v) 209,839 shares of Common Stock (of which Mr. Glover has shared voting and disposition power) issuable upon redemption of Units deemed beneficially owned by Mr. Glover through his control of a corporation (which shares are also shown as being beneficially owned by Mr. John A. Williams) and (vi) 1,100 shares deemed beneficially owned by Mr. Glover as Trustee for the John A. Williams 1986 Trust. Does not include 21,131 shares of Common Stock issuable upon exercise of outstanding options which become exercisable when the market price of the Common Stock maintains a certain level.
 (4) Includes (i) 237,798 shares of Common Stock issuable upon exercise of outstanding stock options and (ii) 5,751 shares deemed beneficially owned by Mr. Shaw as Trustee under certain trusts.
 (5) Includes (i) 65,142 shares of Common Stock issuable upon exercise of outstanding stock options and (ii) 141,810 shares of Common Stock issuable upon redemption of Units owned by Mr. Faulk. Does not include 12,780 shares of Common Stock issuable upon exercise of outstanding options which become exercisable when the market price of the Common Stock maintains a certain level.
 (6) Includes (i) 300 shares of Common Stock owned by Mr. Harris' spouse and children, (ii) 47,285 shares of Common Stock issuable upon exercise of outstanding stock options and (iii) 1,396 shares of Common Stock issuable upon redemption of Units owned by Mr. Harris. Does not include 10,472 shares of Common Stock issuable upon exercise of outstanding options which become exercisable when the market price of the Common Stock maintains a certain level.
 (7) Includes 24,665 shares of Common Stock issuable upon exercise of outstanding stock options. Does not include 9,483 shares of Common Stock issuable upon exercise of outstanding options which become exercisable when the market price of the Common Stock maintains a certain level.
 (8) Includes 1,876 shares of Common Stock issuable upon exercise of outstanding stock options.
 (9) Includes 1,876 shares of Common Stock issuable upon exercise of outstanding stock options.
(10) Includes (i) 2,241 shares of Common Stock issuable upon exercise of outstanding stock options and (ii) 409 shares of Common Stock held by Mr. French's spouse.
(11) Includes 248 shares of Common stock issuable upon exercise of outstanding stock options.
(12) Includes 1,248 shares of Common Stock issuable upon exercise of outstanding stock options.
(13) Represents (i) 1,638,446 shares of Common Stock beneficially owned by such directors and executive officers, (ii) 882,142 shares of Common Stock issuable upon the exercise of stock options beneficially owned by such directors and executive officers, and (iii) 2,807,938 shares of Common Stock issuable upon redemption of Units beneficially owned by such directors and executive officers. Does not include 145,876 shares of Common Stock issuable upon exercise of outstanding options which become exercisable when the market price of the Common Stock maintains a certain level.
(14) This information is included in reliance upon a Schedule 13G filed by Cohen & Steers Capital Management, Inc. ("Cohen & Steers") with the Securities and Exchange Commission (the "Commission") on February 12, 1998. Cohen & Steers has sole voting power over 1,829,500 shares of Common Stock and sole dispositive power over 2,080,700 shares of Common Stock. Cohen & Steers' address is 757 Third Avenue, New York, New York 10017.
(15) Represents shares of Common Stock beneficially owned by ABKB/LaSalle Securities Limited Partnership ("ABKB LaSalle"). Does not include 772,644 shares of Common Stock owned by LaSalle Advisors Capital Management, Inc., an affiliate of ABKB/LaSalle, with whom ABKB/LaSalle is deemed to form a "group" for Schedule 13G reporting purposes. This information is included in reliance upon a Schedule 13G filed by ABKB/LaSalle with the Commission on February 13, 1998. The address of ABKB/LaSalle is 200 East Randolph Drive, Chicago, Illinois 60601.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning the compensation paid to the Company's Named Executive Officers whose salary and bonus compensation for the year ended December 31, 1997 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG-TERM
                                                                                           COMPENSATION
                                                        ANNUAL COMPENSATION                   AWARDS
                                           ---------------------------------------------   -------------
                                                                              OTHER         SECURITIES
                                                                             ANNUAL         UNDERLYING
NAME AND PRINCIPAL POSITION                YEAR   SALARY($)   BONUS($)   COMPENSATION(1)   OPTIONS(#)(2)
---------------------------                ----   ---------   --------   ---------------   -------------
John A. Williams.........................  1997   $250,000    $      0      $215,627           14,689
  Chairman of the Board                    1996    250,000     103,082       141,861           21,131
  of Directors and Chief                   1995    225,000     143,640        75,510           36,791
  Executive Officer
John T. Glover...........................  1997    250,000           0       143,980           14,689
  President, Chief                         1996    250,000     103,082        84,524           21,131
  Operating Officer                        1995    225,000     143,640        40,374           36,791
  and Treasurer
W. Daniel Faulk, Jr......................  1997    175,000      25,410            --           11,311
  President -- Post                        1996    168,000      69,271            --           12,780
  Apartment Development                    1995    160,000      87,144            --           22,322
Jeffrey A. Harris........................  1997    175,000       8,663       264,450            3,856
  President -- Post                        1996    168,000      51,088       261,024           10,472
  Management Services                      1995    130,000      66,394            --           17,005
John B. Mears............................  1997    136,538      22,688            --           10,099
  Executive Vice President --              1996    110,000      46,263            --            9,483
  Post East Development                    1995    102,500      57,256            --           14,605

---------------

(1) Amounts shown for Messrs. Williams and Glover for 1997 include (i) the cost of tax and financial planning by third parties in the amounts of $91,174 and $49,534, respectively and (ii) personal use of the corporate aircraft in the amounts of $123,013 and $93,003, respectively. Amounts shown for Messrs. Williams and Glover for 1996 include (i) the cost of tax and financial planning by third parties in the amounts of $73,627 and $40,213, respectively and (ii) personal use of the corporate aircraft in the amounts of $65,421 and $41,497, respectively. The amount shown for Mr. Harris for each of 1996 and 1997 includes (i) forgiveness of indebtedness in the amount of $142,857 and (ii) the cost of tax payments related to the forgiveness of such indebtedness in the amount of $115,353. Amounts shown for Messrs. Williams and Glover for 1995 include (i) the cost of tax and financial planning advice by third parties in the amounts of $49,000 and $29,600, respectively and (ii) personal use of the corporate aircraft in the amounts of $25,606 and $9,870, respectively.
(2) Represents options granted to the Named Executive Officers for meeting certain performance goals during the year set forth, but granted in the following year.

OPTION GRANTS TABLE

     The following table sets forth information regarding option grants during fiscal 1997 to each of the Named Executive Officers:

                                 OPTION GRANTS

                                                                                          POTENTIAL REALIZABLE
                                              INDIVIDUAL GRANTS                             VALUE OF ASSUMED
                       ----------------------------------------------------------------   ANNUAL RATE OF STOCK
                          NUMBER OF      PERCENT OF TOTAL                                  PRICE APPRECIATION
                         SECURITIES      OPTIONS GRANTED                                     FOR OPTION TERM
                         UNDERLYING      TO EMPLOYEES IN    EXERCISE PRICE   EXPIRATION   ---------------------
                       OPTIONS GRANTED     FISCAL 1997        PER SHARE         DATE         5%         10%
                       ---------------   ----------------   --------------   ----------   --------   ----------
John A. Williams.....      21,131              7.7%            $38.625        2/20/07     $513,294   $1,300,788
John T. Glover.......      21,131              7.7              38.625        2/20/07      513,294    1,300,788
W. Daniel Faulk,
  Jr.................      12,780              4.7              38.625        2/20/07      310,440      786,715
Jeffrey A. Harris....      10,472              3.8              38.625        2/20/07      254,376      644,639
John B. Mears........       9,483              3.5              38.625        2/20/07      229,783      583,757

FISCAL YEAR-END OPTION VALUE TABLE

     The following table sets forth certain information with respect to the value of unexercised in-the-money options held by the Named Executive Officers of the Company at December 31, 1997. No options were exercised by the Named Executive Officers of the Company during 1997.

                         FISCAL YEAR-END OPTION VALUES

                                                 SECURITIES UNDERLYING                 VALUE OF UNEXERCISED
                                                 NUMBER OF UNEXERCISED                     IN-THE-MONEY
                                                  OPTIONS AT FY-END(#)                 OPTIONS AT FY-END($)
                                           ----------------------------------   ----------------------------------
NAME                                       (EXERCISABLE)   (UNEXERCISABLE)(1)   (EXERCISABLE)   (UNEXERCISABLE)(1)
----                                       -------------   ------------------   -------------   ------------------
John A. Williams.........................     105,431            21,131           $989,585           $39,621
John T. Glover...........................     105,431            21,131            989,585            39,621
W. Daniel Faulk, Jr......................      65,142            12,780            611,989            23,963
Jeffrey A. Harris........................      47,285            10,472            447,337            19,635
John B. Mears............................      24,665             9,483            215,319            18,919

---------------

(1) Based on a closing price of $40.625 per share of Common Stock on December 31, 1997.

PROFIT SHARING PLAN

     The Company has adopted a qualified profit sharing plan for the benefit of employees of the Company, its subsidiaries and affiliates. An officer who is an employee is treated the same way as any other employee under the plan. An employee is eligible to share in contributions made under the plan after he has been employed on the first day of a calendar year. Thereafter an employee will share in the contributions, if any, made for each calendar year if he is an employee on the last day of such calendar year. Each participating employee's share of any contribution is (subject to certain limitations for highly compensated employees) based on the ratio that his compensation for such year bears to the compensation of all participating employees for such year. Contributions made on behalf of participating employees are credited to an account under the plan in his name, and his interest in such account begins to vest upon the completion of three years of service as an employee. Upon the completion of three years of service each employee has a 20% vested interest in his account, which continues to vest at a rate of 20% for each year of service such employee completes thereafter. Contributions are made based on a discretionary amount determined by management of the Company. The contributions, if any, are made to a trust which is tax exempt. The assets of the trust are invested for each participating employee by the trustee at the employee's discretion among the alternatives available under the plan, including a Company stock alternative. The Company's contributions to the plan during 1995, 1996, and 1997 were $145,000, $104,000 and $213,000, respectively.

NONCOMPETITION AND EMPLOYMENT CONTRACT

     Each of Messrs. Williams and Glover has entered into noncompetition agreements with the Company and Post Apartment Homes, L.P. (the "Operating Partnership"). These agreements prohibit each individual, subject to certain limited exceptions, from engaging in managerial responsibilities directly or indirectly in the development, operation, management, leasing or landscaping of any multifamily community for the period of his employment by the Company and the Operating Partnership or its affiliates, including Post Services, Inc. ("Post Services") and for two years thereafter. Each of Messrs. Williams and Glover has entered into an employment contract with each of the Company, the Operating Partnership and Post Services, for a term of five years. The contracts provide for annual base compensation of an aggregate of $225,000, subject to any increases in base compensation approved by the Compensation Committee of the Board, of which each of Messrs. Williams and Glover will receive $125,000 from the Operating Partnership, $50,000 from Post Services and $50,000 from the Company. Messrs. Williams' and Glover's salaries were increased to $250,000 per annum in 1996.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During 1997, Messrs. Blank, Parker, and J.C. Shaw served as members of the Compensation Committee. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during 1997 or any time prior thereto.

                              CERTAIN TRANSACTIONS

LANDSCAPING SERVICES

     Certain executive officers and directors employ the Company to provide landscaping services through the Company's landscaping affiliate, Post Landscape Services, Inc. During 1997, the Company received landscaping fees of $228,585 from Mr. Williams, $64,108 from Mr. Glover and $299,639 from Mr. Blank. In the aggregate, these fees included $75,846 of reimbursed expenses which the Company does not include in landscape services revenue. As a result of these transactions, $516,486 of landscape services revenue was recognized in the Company's 1997 financial statements. All landscaping services were provided to the directors at the market price for such services and to the executive officers at the cost to the Company of providing such services.

INSIDER LOAN

     In 1996, Jeffrey A. Harris, an executive officer of the Company, borrowed $1 million from the Company in order to purchase shares of Common Stock of the Company. The loan bears no interest and is payable on demand. The Company intends to forgive this loan in certain installments equal to approximately $142,857 per year, provided that the Company meets certain performance targets. Under this criteria, the Company forgave $142,857.14 of the loan during 1996 and $142,857.14 during 1997.

          APPROVAL OF AMENDMENT AND RESTATEMENT OF EMPLOYEE STOCK PLAN

     The Company has adopted the Employee Stock Plan to attract and provide incentives to officers, key employees and directors. The Employee Stock Plan provides for the grant of options to purchase a specified number of shares of Common Stock or grants of restricted shares of Common Stock. Options granted under the Employee Stock Plan may be qualified as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") or nonqualified options, provided that only key employees of the Company may be granted incentive stock options under the Employee Stock Plan. Under the Employee Stock Plan, the total number of shares that may be granted is equal to 3,500,000 shares of Common Stock, of which not more than 550,000 shares may be grants of restricted stock.

     The proposed amendments to the Employee Stock Plan would (a) increase the number of shares reserved for issuance thereunder from 3,500,000 to 6,000,000 shares, (b) increase the limit on the number of options that can be granted to an officer or key employee of the Company in any calendar year from options to purchase 50,000 shares of Common Stock to options to purchase 100,000 shares of Common Stock (500,000 shares of Common Stock if such officer or key employee is a member of the Company's Executive Committee), (c) permit the grant of options in 1998 (in addition to the options described above) to purchase up to 50,000 shares of Common Stock to an officer or key employee if the Compensation Committee makes a related reduction in such person's regular cash compensation for 1998 and (d) increase the number of shares subject to options granted to non-employee directors as of each December 31 from 1,000 to 3,000. The following summary is qualified in its entirety by reference to the Amended and Restated Employee Stock Plan, which is attached hereto as Exhibit A.

     In February 1998, the Board of Directors decided to award Mr. R. Shaw and Mr. Harris management succession options that were significantly larger than the awards normally made under the current Plan. The Board has awarded 500,000 options to Mr. R. Shaw and 200,000 options to Mr. Harris, subject to shareholder approval of the amendments to the Plan. These options have been granted at the current fair market value at the day of grant and have a ten-year duration. The options vest in equal amounts at the seventh, eighth and ninth anniversaries of the award. The Company believes that these option grants will benefit the Company and its shareholders by aligning the interests of these individuals with those of the shareholders and giving these individuals an incentive to remain employed by the Company on a long-term basis. Absent special circumstances, the Company does not expect to make future option grants of this size.

     The material features of the amended and restated Employee Stock Plan, assuming approval of the amendments, are outlined below.

COMMITTEE

     The Employee Stock Plan is administered by the Compensation Committee of the Board of Directors, which selects the recipients of options and restricted stock and determines (i) the amount of Common Stock subject to each option, (ii) the number of shares of restricted stock to be granted, (iii) the vesting schedule of the option, (iv) the exercise price of each option (which cannot be less than 100% of the fair market value at the date of grant), and (v) the duration of the option (which cannot exceed 10 years from the date of grant). The Compensation Committee also has authority to construe the Employee Stock Plan and all options and shares of restricted stock granted under it, to prescribe, amend and rescind rules and regulations relating to the Employee Stock Plan, to determine the terms and provisions of the options and shares of restricted stock granted under the Employee Stock Plan (which need not be identical) and to make all other determinations necessary or advisable for administering the Employee Stock Plan.

STOCK SUBJECT TO THE EMPLOYEE STOCK PLAN

     Under the proposed amendments, the total number of shares that may be granted under the Employee Stock Plan is 6,000,000 shares of Common Stock, of which not more than 550,000 shares may be grants of restricted stock. As of March 31, 1998, (i) 76,911 shares of Common Stock were reserved for issuance pursuant to options and shares of restricted stock not yet granted under the Employee Stock Plan and (ii) 3,335,664 shares of Common Stock were issuable upon the exercise of outstanding options under the Employee Stock Plan. Therefore, giving effect to the proposed amendments to the Employee Stock Plan, there would be 2,576,911 shares of Common Stock available for future issuance. If any option granted under the Employee Stock Plan for any reason expires or otherwise terminates without having been exercised in full, the stock not purchased under such option again becomes available for issuance under the Employee Stock Plan. The stock subject to the Employee Stock Plan may be unissued shares of Common Stock or shares of issued Common Stock held in the Company's treasury, or both. If the proposed amendments to the Employee Stock Plan are approved by the shareholders, no individual may receive options to purchase more than 100,000 shares of Common Stock in any calendar year (500,000 if such officer or key employee is a member of the Company's Executive Committee) except as provided in the next sentence. An officer or key employee in 1998 may receive an option to purchase up to an additional 50,000 shares of Common Stock if such option is granted in connection with a reduction in his or her cash compensation for 1998. This amendment is necessary to accommodate options that have been granted to Mr.
R. Shaw, subject to shareholder approval of the amendment. Assuming that the Company meets targeted performance levels, the Company expects that such additional shares to be reserved under the Employee Stock

Plan will cover grants of options and restricted stock under the Company's long-term incentive plan for at least two years.

TERMINATION AND AMENDMENT

     Unless sooner terminated by the Board of Directors, the Employee Stock Plan will terminate on July 12, 2003. The Compensation Committee under certain circumstances may amend any award theretofore granted. However, the Employee Stock Plan provides that the Compensation Committee may not grant new Options in exchange for the cancellation of outstanding options that have a higher price than the new Options. Furthermore, shareholder approval is required of any amendment to (i) increase the number of shares of Common Stock reserved for issuance under the Employee Stock Plan, (ii) change the class of employees eligible to participate in the Employee Stock Plan or (iii) change the terms and conditions of option grants to directors.

ELIGIBILITY

     Participants in the Employee Stock Plan, who may be officers or key employees of the Company, its subsidiaries or designated affiliates, are selected by the Compensation Committee. Directors of the Company are also eligible to participate, but, in the case of directors who are not also employees of the Company, only pursuant to automatic grants under a specified formula set forth in the Employee Stock Plan or with respect to grants of restricted stock in lieu of annual director fees. In the case of incentive stock options, if the aggregate fair market value (valued on the date of the grant of the option) of the stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year exceeds $100,000, any options which otherwise qualify as incentive stock options to the extent of the excess will be treated as nonqualified options.

EXERCISE OF OPTIONS

     In granting an option, the Compensation Committee will designate whether the option is an incentive stock option or a nonqualified stock option and fix the number of shares of the Company's Common Stock that the grantee may purchase on exercise of the option and the price at which the shares may be purchased. Such price may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant of the option, except that if the option is an incentive stock option and if the optionee owns 10% or more of the total combined voting power of all classes of stock of the Company (using the attribution of stock ownership rules of Section 424(b) of the Internal Revenue
Code), the option price shall not be less than 110% of the fair market value of the Company's Common Stock on the date of grant of the option and such option must be exercised on or before the fifth anniversary date of the grant of the option. An option also may include a right to surrender the option for cash or for cash and Common Stock subject to the terms and conditions set forth in the Employee Stock Plan.

TERMS OF OPTIONS

     The Compensation Committee, in its discretion, may grant options under the Employee Stock Plan subject to such terms and conditions as the Compensation Committee deems consistent with the terms of the Employee Stock Plan and not inconsistent with applicable provisions of the Internal Revenue Code. The Compensation Committee shall determine when each option shall expire (to the extent not fully exercised), which date shall be no later than the tenth anniversary of the date the option is granted, and on what schedule such options shall be exercised. Upon exercise of an option, the holder must make payment in full of the option price for the shares of the Company's Common Stock purchased in cash or in the equivalent fair market value of shares of Common Stock.

     Nonqualified stock options and incentive stock options are exercisable during the lifetime of the optionee only by the optionee. However, the Compensation Committee may, in its discretion, determine that a particular nonqualified stock option can be transferred. No option is exercisable on or after the tenth anniversary of the grant of the option. The Company receives no consideration for the grant of the options to optionees other than the services of the optionees to the Company.

GRANTS OF RESTRICTED STOCK TO KEY EMPLOYEES

     The Employee Stock Plan also permits the Compensation Committee to grant shares of restricted stock to a participant subject to the terms and conditions imposed by the Compensation Committee. These terms may include a restriction period during which the shares of restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered and during which such shares are subject to forfeiture if one or more conditions established by the Compensation Committee are not satisfied.

GRANTS TO DIRECTORS

     The Employee Stock Plan provides that each non-employee director automatically is granted a nonqualified option as of the first day he serves as such to purchase the number of shares of Common Stock determined by dividing $10,000 by the fair market value of a share of Common Stock on the date of grant and rounding down to the nearest whole number. Thereafter, each non-employee director who is serving as such on December 31 of each calendar year and who has served as such for more than one full year automatically is granted as of such December 31 a nonqualified option to purchase 3,000 shares of Common Stock. In addition, each non-employee director may elect to receive shares of restricted stock under the Employee Stock Plan in lieu of his annual director compensation.

SALE OR MERGER; CHANGE OF CONTROL

     If the Company agrees to sell all or substantially all of its assets or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Common Stock is converted into another security and such agreement does not provide for the assumption or substitution of the outstanding options and shares of restricted stock on terms satisfactory to the Board of Directors, the Board of Directors may provide that all of such options automatically vest or that the holders be afforded either the opportunity to exercise the options in full or receive cash in lieu of such options and that all restrictions on restricted stock lapse. Upon a Change of Control of the Company (as hereinafter defined) or a tender or exchange offer for the Company's Common Stock other than by the Company, the Board of Directors has the authority to take any appropriate action with respect to unexercised options and shares of restricted stock to protect the interests of the Company in maintaining the integrity of such grants. A Change in Control means (i) the acquisition of the power to direct, or cause the direction of, the management and policies of the Company by a person (not previously possessing such power), acting alone or in conjunction with another, whether through the ownership of Common Stock, by contract or otherwise, or (ii) the acquisition, directly or indirectly, of the power to vote more than 20% of the outstanding Common Stock by any person or by two or more employee benefit plans, where (x) the term "person" means natural person, corporation, partnership, joint venture, trust, government or instrumentality of a government, and (y) customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Common Stock shall be disregarded for purposes of this definition.

FEDERAL INCOME TAX CONSEQUENCES

     Nonqualified Options. An individual receiving a nonqualified option under the Employee Stock Plan does not recognize taxable income on the date of grant of the option, assuming (as is usually the case with plans of this type) that the option does not have a readily ascertainable fair market value at the time it is granted. However, the individual must generally recognize ordinary income at the time of exercise of the nonqualified option in the amount of the difference between the option exercise price and the fair market value of the Common Stock on the date of exercise. The amount of ordinary income recognized by an individual is deductible by the Company in the year that the income is recognized by the individual. Upon subsequent disposition, any further gain or loss is taxable either as a short-term or long-term capital gain or loss, depending upon the length of time that the shares of Common Stock are held.

     Incentive Stock Options. An optionee who is granted an incentive stock option under the Employee Stock Plan does not recognize taxable income either on the date of grant or on the date of its timely exercise. However, the excess of the fair market value of the Common Stock received upon the exercise of the incentive stock option over the option exercise price is includable in the optionee's alternative minimum taxable income and may be subject to the alternative minimum tax ("AMT"). For AMT purposes only, the basis of the Common Stock acquired by the exercise of an incentive stock option is increased by the amount of such excess.

     Upon the disposition of the Common Stock acquired upon exercise of an incentive stock option, long-term capital gain or loss will be recognized in an amount equal to the difference between the sales price and the option exercise price (except that for AMT purposes, the gain or loss would be the difference between the sales price and the optionee's basis increased as described in the preceding paragraph), provided that the optionee has not disposed of the Common Stock within two years after the date of grant or within one year from the date of exercise. If the optionee disposes of the Common Stock without satisfying both holding period requirements (a "Disqualifying Disposition"), the optionee will generally recognize ordinary income at the time of such Disqualifying Disposition to the extent of the lesser of (i) the difference between the exercise price and the fair market value of the Common Stock on the date the incentive stock option is exercised or (ii) the difference between the exercise price and the amount realized on such Disqualifying Disposition. Any remaining gain or any net loss is treated as a short-term or long-term capital gain or loss, depending upon the length of time that the Common Stock is held. Unlike the case in which a nonqualified option is exercised, the Company is not entitled to a tax deduction upon either the timely exercise of an incentive stock option or upon disposition of the Common Stock acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition.

     Restricted Stock. An individual who receives a grant of restricted stock under the Employee Restricted Stock Plan will recognize income equal to the fair market value of such stock at such time as his or her rights in such stock are transferable or not subject to a substantial risk of forfeiture, whichever comes first, unless he or she elects to be taxed on the fair market value of such stock at such time as he or she receives such stock. The amount of income recognized by an individual as a result of the transfer of such stock is deductible by the Company in the year that the income is recognized by the individual. Upon subsequent disposition, any further gain or loss is taxable to the individual either as short term or long term capital gain or loss, depending on the length of time that the shares of Common Stock are held by the individual.

     THE PROPOSAL TO AMEND AND RESTATE THE EMPLOYEE STOCK PLAN REQUIRES A GREATER NUMBER OF VOTES CAST IN FAVOR OF THE PROPOSAL THAN THE NUMBER OF VOTES CAST OPPOSING THE PROPOSAL. THE BOARD HAS UNANIMOUSLY APPROVED THE AMENDMENT AND RESTATEMENT OF THE EMPLOYEE STOCK PLAN AND HAS DETERMINED THAT SUCH AMENDMENT AND RESTATEMENT IS IN THE BEST INTEREST OF THE COMPANY AND ITS SHAREHOLDERS. ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE EMPLOYEE STOCK PLAN.

                        REPORT ON EXECUTIVE COMPENSATION

TO OUR SHAREHOLDERS

     The Compensation Committee is comprised of three independent, non-employee directors. It is the Committee's responsibility to:

     - Make recommendations and reports to the Board concerning matters of executive compensation,

     - Administer the Company's executive incentive plans,

     - Review compensation plans, programs and policies, and

     - Monitor the performance and compensation of executive officers.

     In performing these duties, the Compensation Committee considers recommendations from management along with other factors. The Compensation Committee has available to it an executive compensation consultant, as well as access to an extensive compensation database.

THE COMPENSATION COMMITTEE'S PHILOSOPHY

     The Compensation Committee's philosophy on establishing executive compensation programs is to:

     - Foster a high performance culture that motivates and retains high-performing executives,

     - Direct the compensation program for the achievement of strategic objectives that enhance shareholder value,

     - Be more performance driven than our market, and

     - Orient pay more toward incentive compensation than base salary.

     In late 1997, the Compensation Committee reviewed the existing compensation practices to determine whether the program supported the Company's stated Company's compensation philosophy and objectives. The Compensation Committee engaged a compensation consultant to review the compensation philosophy, analyze the level of compensation paid to executive officers and other management employees, and assess the competitiveness of the Company's overall compensation programs.

     The consultant's report concluded that in general, management cash compensation was competitive with median market practices, but the Company's long-term incentive award practices trailed competitive practices. As a result, the Company and the Compensation Committee recommended restructuring the existing compensation program in order to allow the Company to better attract and retain high quality executive talent, emphasize the long-term incentive component, and focus on creating shareholder value. The modifications to the compensation program apply to each component of the executive compensation program including the base salary program, the annual incentive plan, and long-term incentive compensation.

     In 1998, the Company will continue to have an annual incentive plan which reinforces the pay-for-performance philosophy. Annual incentive opportunities will be targeted at the market median for comparable REITs. Actual incentive payouts will be determined based on corporate, business unit, and to a lesser extent, individual performance.

     The Company's performance will have a prominent role in the determination of annual incentive payouts, particularly for senior corporate executives. The Company's performance will be judged based on Funds From Operations ("FFO") per share growth versus internally established goals and total return to shareholders in comparison to a peer group of multifamily REITs. This approach is more clearly aligned with the Compensation Committee's objective of being more performance driven than our market and more closely links compensation to enhancing shareholder value.

     For employees with significant business unit responsibilities, a substantial portion of the annual incentive will be earned based on achieving predetermined operational and financial goals. Specific goals have been established for all of the Company's operating units.

BASE SALARY PROGRAM

     Base salary levels are determined based on the Compensation Committee's assessment of competitive market practices, individual performance over time, and each individual's role and responsibilities in the organization.

     The Company's base salaries for executive officers are competitive with market median practices of other multifamily REITs and REITs of comparable size outside of the multifamily asset class. The Compensation Committee intends to maintain this posture for base salaries, provided the practice is serving the Company's best interests.

     Annual salary increases for executive officers take into account both the individual's performance and the Company's overall financial performance. The Compensation Committee considers a number of factors when evaluating individual performance. They include the executive's efforts in:

     - Generating favorable financial performance,

     - Promoting Company values,

     - Improving product and service quality,

     - Developing strong relationships with customers, suppliers, and employees, and

     - Demonstrating leadership abilities.

ANNUAL INCENTIVE PLAN

     The Company's annual incentive plan (the "Plan") promotes the Company's pay-for-performance philosophy, in that the Company communicates specific annual corporate performance goals, based on the Company's three-year strategic plan (which is updated annually), and then motivates senior management to achieve those goals. The Plan is structured to foster teamwork among the executive officers and to focus efforts on corporate results that directly impact shareholders.

     In 1997, the corporate performance measure was per share growth in FFO. FFO is defined as income or loss before minority interests of unitholders of the Operating Partnership, extraordinary items, and non-recurring formation expenses and certain non-cash items, primarily depreciation of real estate assets. Industry analysts consider FFO to be an appropriate measure of the performance of an equity REIT.

     In the case of some members of management, awards varied based on a number of performance criteria, but no bonuses were paid to any member of management if a threshold level of FFO was not achieved.

     Target awards were established at the start of the year. Actual payouts varied above or below target based on the performance level achieved. For 1997, based on FFO performance achieved, the maximum payout to plan participants was 16.5%.

LONG-TERM INCENTIVE PLAN

     The Committee believes that the financial interests of executive officers and managers should be closely aligned with those of shareholders through equity ownership. In 1995, the Compensation Committee adopted the performance stock option plan grant guidelines, under which grant sizes to executive officers under the Post Properties, Inc. Employee Stock Plan are dependent on FFO performance. The purpose for adopting these guidelines was twofold: to tie executive officers' interests to shareholders' interests and to allow these employees to participate in the Company's success. Based on FFO performance levels in 1997, the Committee granted 125,000 options to the Company's Executive Officers in February 1998 (excluding option grants of 60,000 to the executive officers of Columbus that joined the Company following the merger).

     The Compensation Committee, at the recommendation of the compensation consultant, has developed new option grant guidelines for the executive and management team. In addition, based on the consultant's recommendations, the Board voted in February 1998 to amend and restate the Employee Stock Plan to, among other things, increase the number of shares available for issuance under the Plan. The purpose of the increase was to allow the inclusion of new senior management participants resulting from the Columbus merger and to allow the Compensation Committee to grant awards that are consistent with prevailing market practices.

     The Compensation Committee anticipates that it will make larger annual option grants if the Company achieves certain predetermined performance objectives. The size of future grants will depend upon the performance of the Company, each business unit, and to a lesser extent, individual factors.

MANAGEMENT SUCCESSION AWARDS

     A critically important issue facing the company is establishing a continuity of executive management. Mr. Williams and Mr. Glover represent a unique combination of founders, principal owners, and executive management. In order to attract and retain executive talent that may succeed Mr. Williams and Mr. Glover in the future, the Compensation Committee believes it is necessary to have a planned long-term compensation arrangement.

     The Board of Directors has decided to award Mr. R. Shaw and Mr. Harris management succession options that would be significantly larger than the awards normally made under the current Plan. The Board has awarded 500,000 options to Mr. R. Shaw and 200,000 options to Mr. Harris, subject to shareholder approval of the amendments to the Plan. These options have been granted at the current fair market value at the day of grant and have a ten-year duration. The options vest in equal amounts at the seventh, eighth and ninth anniversaries of the award. Absent special circumstances, the Company does not expect to make future options grants of this size.

CHIEF EXECUTIVE OFFICER COMPENSATION

     Mr. Williams' compensation for 1997 consisted of a base salary, annual bonus, and stock option grants. Mr. Williams' salary in 1997 was $250,000 and will not be increased in 1998. Mr. Williams was granted options to purchase 26,132 shares of common stock in lieu of a salary increase in 1998. Over the period from 1995 to 1998, Mr. Williams' salary has increased a modest 3.6% per year. This is consistent with the Compensation Committee's philosophy of emphasizing both short- and long-term incentives, as opposed to base salary, in the overall compensation package.

     Under the existing annual incentive plan, Mr. Williams has the opportunity to earn an annual bonus which is contingent upon the Company achieving predetermined FFO per share objectives. The Compensation Committee believes that Mr. Williams' bonus payout opportunity at budgeted and outstanding FFO performance is conservative versus market practices. In 1997, Mr. Williams earned a bonus payout of $33,000 based on the Company's performance. In order to reinforce the link with shareholder interests, the Compensation Committee determined that it was in the best interest of the Company and shareholders to grant Mr. Williams options in lieu of his cash incentive bonus. Consequently, options to purchase 11,498 shares of Common Stock having a Black-Scholes value of $2.87 per share were granted to Mr. Williams in February 1998 in lieu of his cash incentive bonus.

     Mr. Williams will continue to participate in an annual incentive plan. In an effort to more closely link Mr. Williams' bonus with value created for shareholders, Mr. Williams' incentive will be determined not only based on meeting FFO per share growth goals, but also by the Company achieving significant total shareholder return objectives. Under the Plan, the Company's total return performance will be judged versus the performance of a peer group of multifamily REITs. The Company must achieve a total shareholder return which is at least at the 60th percentile among the peer group in order for Mr. Williams to receive incentive compensation.

     The Compensation Committee adopted the existing performance stock option plan grant guidelines in 1995, with stock option grants based on the Company's FFO performance. Based on the Company's performance in 1997, in February 1998 the Compensation Committee approved a grant of options to purchase 14,689 shares of Common Stock to Mr. Williams. Of these options, 7,704 represent incentive stock options under the Code with the balance being nonqualified stock options. All of the options have a ten-year term and will vest one-third per year beginning on the first anniversary date of the option grant.

     Given Mr. Williams substantial ownership interest in the Company, the limitation on the number of shares reserved for issuance under the Company's Employee Stock Plan and Mr. Williams' interest in providing other executive officers of the Company with an opportunity to increase their ownership interest in the Company through stock option grants under the long-term incentive plan, the Compensation Committee, at Mr. Williams' request and with his concurrence, has determined that the number of options that would otherwise have been available for award to Mr. Williams under the option plan grant guidelines will be reallocated to the Company's other executive officers according to such guidelines. Going forward, Mr. Williams' regular annual compensation will include only his base salary plus annual incentive. Mr. Williams will not participate in awards of options available under the Company's long-term incentive plan.

POLICY WITH RESPECT TO THE $1 MILLION DEDUCTION LIMIT

     The Omnibus Budget Reconciliation Act of 1993 placed certain limits on the deductibility of non-performance based executive compensation for a company's employees, unless certain requirements are met.

     Currently, the Compensation Committee does not believe that there is risk of losing deductions under the new law. In the future, the Compensation Committee intends to consider carefully any plan or compensation arrangement that might result in the disallowance of compensation deductions. It will use its best judgment, taking all factors into account, including the materiality of any deductions that may be lost versus the broader interests of the Company to be served by paying adequate compensation for services rendered, before adopting any plan or compensation arrangement.

          Arthur M. Blank
          William A. Parker, Jr.
          Charles E. Rice

     THE FOREGOING REPORT SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE "ACTS"), EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                         STOCK PRICE PERFORMANCE GRAPH

     The following stock price performance graph compares the Company's performance to the S&P 500 and the index of equity real estate investment trusts prepared by the National Association of Real Estate Investment Trusts ("NAREIT"). The stock price performance graph assumes an investment of $100 in the Company on July 16, 1993 and an investment of $100 in the two indexes on July 31, 1993 and further assumes the reinvestment of all dividends. The difference in the initial start date is due to the fact that the Company's Common Stock did not start trading publicly until mid-July. The Company believes that the net effect of this difference in start dates will not have a material effect on the performance graph. Equity real estate investment trusts are defined as those which derive more than 75% of their income from equity investments in real estate assets. The NAREIT equity index includes all tax qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market. Stock price performance, presented quarterly for the period from July 16, 1993 through December 31, 1997 is not necessarily indicative of future results.


                            PPS       S&P      NAREIT
          June             100.00    100.00    100.00
          December         123.52    104.09     99.54
          June             129.75     99.14    104.82
          December         133.94    102.49    102.70
          June             132.59    121.56    108.55
          December         143.70    137.45    118.37
          June             163.97    149.65    126.45
          December         191.06    165.30    160.12
          June             197.25    197.52    169.25
          December         202.34    216.56    192.55



     THE STOCK PRICE PERFORMANCE GRAPH SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE ACTS EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                                 OTHER MATTERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires executive officers and directors of the Company and persons who beneficially own more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission certain reports, and to furnish copies thereof to the Company, with respect to each such person's beneficial ownership of the Company's equity securities. Based solely upon a review of the copies of such reports furnished to the Company and certain representations of such persons, all such persons have complied with the applicable reporting requirements, with the exception of Russell R. French, a director of the Company, who inadvertently failed to report two transactions on a timely basis on Form 4 and John Hooks, an executive officer of the Company who inadvertently failed to report two transactions on a timely basis on Form 5.

INDEPENDENT PUBLIC ACCOUNTANTS

     Price Waterhouse LLP has audited the accounts of the Company and its subsidiaries for fiscal year 1997 and has been appointed by the Board of Directors to continue in that capacity for the Company's fiscal year ending

December 31, 1998. A representative of Price Waterhouse LLP will be present at the Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

ANNUAL REPORT TO SHAREHOLDERS

     The Annual Report of the Company for the year ended December 31, 1997, including audited financial statements, accompanies this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies.

ANNUAL REPORT ON FORM 10-K

     THE COMPANY WILL PROVIDE WITHOUT CHARGE, AT THE WRITTEN REQUEST OF ANY HOLDER OF COMMON STOCK OF RECORD AS OF THE CLOSE OF BUSINESS ON MARCH 17, 1998, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, EXCEPT EXHIBITS THERETO. The Company will provide copies of the exhibits, should they be requested by eligible shareholders, and the Company may impose a reasonable fee for providing such exhibits. Request for copies of the Company's Annual Report on Form 10-K should be mailed to:

        Post Properties, Inc.
        3350 Cumberland Circle
        Suite 2200
        Atlanta, Georgia 30339-3363
        Attention: Secretary

SHAREHOLDER PROPOSALS

     Any shareholder proposals intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Company on or before December 2, 1998 to be eligible for inclusion in the Proxy Statement and form of proxy to be distributed by the Board of Directors in connection with such meeting.

OTHER MATTERS

     The Board of Directors knows of no other matters to be brought before the Annual Meeting.

EXPENSES OF SOLICITATION

     The cost of solicitation of proxies will be borne by the Company. In an effort to have as large a representation at the meeting as possible, special solicitation of proxies may, in certain instances, be made personally or by telephone, telegraph or mail by one or more employees of the Company. The Company also will reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy material to their principals who are beneficial owners of the Company's Common Stock. In addition, the Company has retained Corporate Communications, Inc. to assist in the solicitation of proxies with respect to shares of the Company's Common Stock held of record by brokers, nominees and institutions and, in certain cases, by other holders. Such solicitation may be made through the use of mails, by telephone or by personal calls. The anticipated cost of the services of Corporate Communications, Inc. is a fee of $5,000 plus expenses.

                                          By Order of the Board of Directors,

                                          /s/ Sherry W. Cohen
                                          Sherry W. Cohen
                                          Executive Vice President and Secretary

Atlanta, Georgia
April 3, 1998

                                                                       EXHIBIT A

                             POST PROPERTIES, INC.
                          SECOND AMENDED AND RESTATED
                              EMPLOYEE STOCK PLAN

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
Section  1.  BACKGROUND AND PURPOSE......................................   A-1
Section  2.  DEFINITIONS.................................................   A-1
             2.1. Affiliate..............................................   A-1
             2.2. Board..................................................   A-1
             2.3. Change in Control......................................   A-1
             2.4. Code...................................................   A-1
             2.5. Committee..............................................   A-1
             2.6. Director...............................................   A-1
             2.7. Executive Committee Member.............................   A-1
             2.8. Fair Market Value......................................   A-1
             2.9. Insider................................................   A-2
             2.10. ISO...................................................   A-2
             2.11. Key Employee..........................................   A-2
             2.12. NQO...................................................   A-2
             2.13. Option................................................   A-2
             2.14. Option Certificate....................................   A-2
             2.15. Option Price..........................................   A-2
             2.16. Original Plan.........................................   A-2
             2.17. Parent Corporation....................................   A-2
             2.18. Plan..................................................   A-2
             2.19. Post..................................................   A-2
             2.20. Restricted Stock......................................   A-2
             2.21. Restricted Stock Certificate..........................   A-2
             2.22. Rule 16b-3............................................   A-2
             2.23. Stock.................................................   A-2
             2.24. Subsidiary............................................   A-2
             2.25. Surrendered Shares....................................   A-2
             2.26. Ten Percent Shareholder...............................   A-2
Section  3.  SHARES RESERVED UNDER PLAN..................................   A-2
Section  4.  EFFECTIVE DATE..............................................   A-3
Section  5.  COMMITTEE...................................................   A-3
Section  6.  ELIGIBILITY.................................................   A-3
Section  7.  OPTIONS.....................................................   A-3
             7.1. Committee Action.......................................   A-3
             7.2. $100,000 Limit.........................................   A-4
             7.3. Grants to Directors....................................   A-4
                  (a) Initial Grant......................................   A-4
                  (b) Ongoing Grants.....................................   A-4
                  (c) Option Certificates................................   A-4
             7.4. Option Price...........................................   A-4
             7.5. Exercise Period........................................   A-5
             7.6. Nontransferability.....................................   A-5
             7.7. Surrender of Options...................................   A-5
                  (a) General Rule.......................................   A-5
                  (b) Procedure..........................................   A-5
                  (c) Payment............................................   A-5
                  (d) Restrictions.......................................   A-5

                                                                           PAGE
                                                                           ----
Section  8.  RESTRICTED STOCK............................................   A-6
             8.1. Committee Action.......................................   A-6
             8.2. Conditions.............................................   A-6
                  (a) Conditions to Issuance of Stock....................   A-6
                  (b) Conditions to Forfeit Stock........................   A-6
             8.3. Dividends and Voting Rights............................   A-6
             8.4. Satisfaction of Forfeiture Conditions; Provision for
             Income and Excise Taxes.....................................   A-6
             8.5. Director Stock.........................................   A-6
Section  9.  SECURITIES REGISTRATION.....................................   A-7
Section 10.  LIFE OF PLAN................................................   A-7
Section 11.  ADJUSTMENT..................................................   A-7
             11.1. Capital Structure.....................................   A-7
             11.2. Mergers...............................................   A-7
             11.3. Fractional Shares.....................................   A-8
Section 12.  SALE OR MERGER OF POST; CHANGE IN CONTROL...................   A-8
             12.1. Sale or Merger........................................   A-8
             12.2. Change in Control.....................................   A-8
Section 13.  AMENDMENT OR TERMINATION....................................   A-9
Section 14.  MISCELLANEOUS...............................................   A-9
             14.1. Shareholder Rights....................................   A-9
             14.2. No Contract of Employment.............................   A-9
             14.3. Withholding...........................................   A-9
             14.4. Construction..........................................   A-9
             14.5. Other Conditions......................................   A-9

                                   SECTION 1.

                             BACKGROUND AND PURPOSE

     The primary purpose of this Plan is to promote the interest of Post through grants to Key Employees and Directors of Restricted Stock and Options to purchase Stock in order (1) to attract and retain Key Employees and Directors,
(2) to provide an additional incentive to each Key Employee or Director to work to increase the value of Stock and (3) to provide each Key Employee or Director with a stake in the future of Post which corresponds to the stake of each of Post's shareholders.

                                   SECTION 2.

                                  DEFINITIONS

     2.1. Affiliate -- means Post Apartment Homes, L.P., Post Asset Management, Inc., Post Landscape Services, Inc. and each other organization designated as such by the Committee, which designation shall be effective and shall terminate at the Committee's discretion.

     2.2. Board -- means the Board of Directors of Post Properties, Inc.

     2.3. Change in Control -- means (1) the acquisition of the power to direct, or cause the direction of, the management and policies of Post by a person (not previously possessing such power), acting alone or in conjunction with others, whether through the ownership of Stock, by contract or otherwise, or (2) the acquisition, directly or indirectly, of the power to vote more than 20% of the outstanding Stock by any person or by two or more persons acting together, except an acquisition from Post or by Post, Post's management or a Post sponsored employee benefit plan, where (3) the term "person" means a natural person, corporation, partnership, joint venture, trust, government or instrumentality of a government, and (4) customary agreements with or between underwriters and selling group members with respect to a bona fide public offering of Stock shall be disregarded for purposes of this definition.

     2.4. Code -- means the Internal Revenue Code of 1986, as amended.

     2.5. Committee -- means the Compensation Committee of the Board or, if the Compensation Committee at any time has less than 2 members or has a member who fails to come within the definition of a "non-employee director" under Rule 16b-3 and an "outside director" for purposes of sec. 162(m) of the Code, a committee which shall be responsible for the operation and administration of this Plan and which shall have at least 2 members, where each member shall be appointed by and shall serve at the pleasure of the Board and shall come within the definition of a "non-employee director" under Rule 16b-3 and an "outside director" under sec. 162(m) of the Code.

     2.6. Director -- means any member of the Board who is not an employee of Post or any Subsidiary or affiliate (as such term is defined in Rule 405 of the Securities Act of 1933, as amended) of Post.

     2.7. Executive Committee Member -- means an officer of Post or any Subsidiary or Affiliate who is designated as such by the Chairman of the Board of Directors, which designation shall be effective and shall terminate at the discretion of the Chairman of the Board of Directors.

     2.8. Fair Market Value -- means (1) the closing price on any date for a share of Stock as reported by The Wall Street Journal under the New York Stock Exchange Composite Transactions quotation system (or under any successor quotation system) or, if Stock is no longer traded on the New York Stock Exchange, under the quotation system under which such closing price is reported or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date, (2) such closing price as so reported or so quoted in accordance with sec. 2.6(1) for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (3) the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

     2.9. Insider -- means any individual who is subject to Section 16(a) of the Securities Exchange Act of 1934, as amended.

     2.10. ISO -- means an option granted under this Plan to purchase Stock which is intended to satisfy the requirements of sec. 422 of the Code.

     2.11. Key Employee -- means a full time, salaried employee of Post or any Subsidiary or any Affiliate who, in the judgment of the Committee acting in its absolute discretion, is key directly or indirectly to the success of Post.

     2.12. NQO -- means an option granted under this Plan to purchase Stock which is intended to fail to satisfy the requirements of sec. 422 of the Code.

     2.13. Option -- means an ISO or a NQO.

     2.14. Option Certificate -- means the written certificate which sets forth the terms of an Option granted to a Key Employee or Director under sec. 7 of this Plan.

     2.15. Option Price -- means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

     2.16. Original Plan -- means the Post Properties, Inc. Employee Stock Plan as in effect on February 18, 1998.

     2.17. Parent Corporation -- means any corporation which is a parent of Post within the meaning of sec. 424(e) of the Code.

     2.18. Plan -- means this Post Properties, Inc. Employee Stock Plan, as amended and restated effective as of February 19, 1998 and as thereafter amended or, as for any Option or Restricted Stock granted before the effective date of this Plan, the Original Plan.

     2.19. Post -- means Post Properties, Inc., a Georgia corporation, and any successor to such corporation.

     2.20. Restricted Stock -- means Stock granted to a Key Employee or Director under sec. 8 of this Plan.

     2.21. Restricted Stock Certificate -- means the certificate which sets forth the terms of a Restricted Stock grant to a Key Employee or Director under sec. 8 of this Plan.

     2.22. Rule 16b-3 -- means Rule 16b-3 to Section 16(b) of the Securities Exchange Act of 1934, as amended, or any successor to such rule.

     2.23. Stock -- means $.01 par value common stock of Post.

     2.24. Subsidiary -- means a corporation which is a subsidiary corporation (within the meaning of sec. 424(f) of the Code) of Post.

     2.25. Surrendered Shares -- means the shares of Stock described in sec. 7 which (in lieu of being purchased) are surrendered for cash or Stock, or for a combination of cash and Stock, in accordance with sec. 7.

     2.26. Ten Percent Shareholder -- means a person who owns (after taking into account the attribution rules of sec. 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either Post, a Subsidiary or a Parent Corporation.

                                   SECTION 3.

                           SHARES RESERVED UNDER PLAN

     There shall be 6,000,000 shares of Stock reserved for use under this Plan (3,500,000 of which shall be carried forward from the Original Plan), but no more than 550,000 of such 6,000,000 shares shall be available for grants of Restricted Stock. All such shares of Stock shall be reserved to the extent that Post deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by Post. Furthermore, any shares of Stock subject to an Option which remain unissued after the cancellation, expiration or exchange of such Option and any shares of Restricted Stock which are forfeited thereafter shall again become available for use under this Plan, but any Surrendered Shares which remain unissued after the surrender of an Option under sec. 7 and any shares of Stock used to satisfy a withholding obligation under sec. 14.3 shall not again become available for use under this Plan.

                                   SECTION 4.

                                 EFFECTIVE DATE

     The effective date of this Plan shall be February 19, 1998, provided the shareholders of Post (acting at a duly called meeting of such shareholders) approve such adoption within twelve (12) months of such effective date. Any Options and Restricted Stock granted under this Plan on or after February 19, 1998 automatically shall be granted subject to such approval. If the shareholders of Post fail to so approve this Plan, the Original Plan shall remain in full force and effect.

                                   SECTION 5.

                                   COMMITTEE

     This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to sec. 11, sec. 12 and sec. 13) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on Post, on each affected Key Employee or Director and on each other person directly or indirectly affected by such action. The Committee shall seek to grant Options (and any related surrender rights) and to grant Restricted Stock which will qualify as performance based compensation under sec. 162 of the Code except where the Committee deems that Post's interests when viewed broadly will be better served by a grant which is free of the conditions required to qualify such grant as performanced based compensation under sec. 162(m) of the Code.

                                   SECTION 6.

                                  ELIGIBILITY

     Only Key Employees who are employed by Post or a Subsidiary shall be eligible for the grant of ISOs. Key Employees and Directors shall be eligible for the grant of NQOs and Restricted Stock under this Plan, but Directors shall be eligible for grants of NQOs only under sec. 7.3 and Restricted Stock only under sec. 8.5.

                                   SECTION 7.

                                    OPTIONS

     7.1. Committee Action. The Committee acting in its absolute discretion shall have the right to grant Options to Key Employees under this Plan from time to time to purchase shares of Stock subject to the following conditions:

          (a) the Committee shall not grant a new Option in exchange for the cancellation of an outstanding Option unless the new Option has an Option Price which is equal to or higher than the Option Price of the outstanding Option,

          (b) the Committee shall only grant ISOs to Key Employees who are employed by Post or a Subsidiary, and

          (c) the Committee shall not grant an Option, or more than one Option, individually or collectively, to any Key Employee in any calendar year to purchase more than 100,000 shares of Stock or, if such Key Employee is an Executive Committee Member in such calendar year, more than 500,000 shares of Stock;

     provided, however, that the Committee in 1998 may grant an Option to a Key Employee to purchase up to 50,000 shares of Stock in addition to the number described in this sec. 7.1(c)(1) and sec. 7.1(c)(2), whichever is applicable, if the Committee deems such grant as appropriate in light of a reduction in such Key Employee's cash compensation for 1998.

     Each grant of an Option to a Key Employee shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a NQO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan; however, if the Committee grants an ISO and a NQO to a Key Employee on the same date, the right of the Key Employee to exercise or surrender one such Option shall not be conditioned on his or her failure to exercise or surrender the other such Option. The Committee shall have the right to grant a NQO and Restricted Stock to a Key Employee at the same time and to condition the exercise of the NQO on the forfeiture of the Restricted Stock grant.

     7.2. $100,000 Limit. To the extent that the aggregate Fair Market Value of Stock (determined as of the date the ISO is granted) with respect to which ISOs first become exercisable in any calendar year exceeds $100,000, such Options shall be treated as NQOs. The Fair Market Value of Stock subject to any other option (determined as the date such option was granted) which (1) satisfies the requirements of sec. 422 of the Code and (2) is granted to a Key Employee under a plan maintained by Post, a Subsidiary or a Parent Corporation shall be treated (for purposes of this $100,000 limitation) as if granted under this Plan. The Committee shall interpret and administer the limitation set forth in this sec. 7.2 in accordance with sec. 422(d) of the Code.

     7.3. Grants to Directors. (a) Initial Grant. Each Director automatically shall be granted (without any further action on the part of the Committee) a NQO under this Plan as of the first day he serves as such to purchase the number of shares of Stock determined by dividing $10,000 by the Fair Market Value of a share of Stock on the date of grant and rounding down to the nearest whole number. Such grant shall be made at an Option Price equal to the Fair Market Value of a share of Stock on the date of such grant.

     (b) Ongoing Grants. Each Director who is serving as such on December 31 of each calendar year and who has served as such for more than one full year automatically shall be granted (without any further action on the part of the Committee) a NQO under this Plan as of December 31 of such calendar year to purchase 3,000 shares of Stock. Such grant shall be made at an Option Price equal to the Fair Market Value of a share of Stock on such date.

     (c) Option Certificates. Each NQO granted under this Plan to a Director shall be evidenced by an Option Certificate, shall be exercisable in full upon grant and shall expire 90 days after a Director ceases to serve as such or, if earlier, on the tenth anniversary of the date of the grant of the NQO. A NQO granted to a Director under this Plan shall conform in all other respects to the terms and conditions of a NQO under this Plan, and no Director shall be eligible to receive an Option under this Plan except as provided in this sec. 7.3. A grant of a NQO to a Director under this sec. 7.3 is intended to allow such Director to be a "non-employee director" under Rule 16b-3 and an "outside director" under Section 162(m) of the Code, and all NQOs granted to Directors as well as this sec. 7.3 shall be construed to effect such intent.

     7.4. Option Price. The Option Price for each share of Stock subject to an Option which is granted to a Key Employee shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to a Key Employee who is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted. The Option Price for each share of Stock subject to a NQO which is granted to a Director shall be determined under sec. 7.3. The Option Price shall be payable in full upon the exercise of any Option. At the discretion of the Committee an Option Certificate can provide for the payment of the Option Price either in cash, by check or in Stock which previously had been purchased by the Key Employee or Director and which is acceptable to the Committee or in any combination of cash, check and such Stock. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee or its delegate.

     7.5. Exercise Period. Each Option granted under this Plan to a Key Employee shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option granted to a Key Employee exercisable on or after the earlier of

          (a) the date such Option is exercised in full, or

          (b) the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Key Employee is a Ten Percent Shareholder on the date the Option is granted, or

          (c) the date which is the tenth anniversary of the date the Option is granted, if the Option is (a) an NQO or (b) an ISO which is granted to a Key Employee who is not a Ten Percent Shareholder on the date the Option is granted.

     An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee has terminated for any reason whatsoever, including death or disability.

     7.6. Nontransferability. Neither an ISO granted under this Plan nor any related surrender rights under sec. 7.7 shall be transferable by a Key Employee other than by will or by the laws of descent and distribution, and any such ISO and any such surrender rights shall be exercisable during the lifetime of a Key Employee only by such Key Employee. However, the Committee may allow the transfer or assignment of an NQO or Restricted Stock on such terms and conditions as the Committee determines to be appropriate. The person or persons to whom an Option or any related surrender rights or any Restricted Stock is transferred under this sec. 7.6 thereafter shall be treated as the Key Employee or Director under this Plan.

     7.7. Surrender of Options. (a) General Rule. The Committee acting in its absolute discretion may as part of the grant of an Option in addition grant a Key Employee the right to surrender such Option in accordance with this sec. 7.7 in whole or in part in lieu of the exercise in whole or in part of that Option on any date that

          (1) the Fair Market Value of the Stock subject to such Option exceeds the Option Price for such Stock, and

          (2) the Option to purchase such Stock is otherwise exercisable.

     Any surrender right under this sec. 7.7 shall be set forth in the Option Certificate for the related Option.

     (b) Procedure. The surrender of an Option in whole or in part shall be effected under this sec. 7.7 by the delivery of the Option Certificate to the Committee (or to its delegate) together with a statement signed by the Key Employee which specifies the number of shares of Stock as to which the Key Employee surrenders his or her Option and (at the Key Employee's option) how he or she desires payment be made for such Surrendered Shares.

     (c) Payment. A Key Employee in exchange for his or her Surrendered Shares shall (to the extent consistent with the exemption under Rule 16b-3) receive a payment in cash or in Stock, or in a combination of cash and Stock, equal in amount on the date such surrender is effected to the excess of the Fair Market Value of the Surrendered Shares on such date over the Option Price for the Surrendered Shares. The Committee acting in its absolute discretion shall determine the form and timing of such payment, and the Committee shall have the right (1) to take into account whatever factors the Committee deems appropriate under the circumstances, including any written request made by the Key Employee and delivered to the Committee (or to its delegate) and (2) to forfeit a Key Employee's right to payment of cash in lieu of a fractional share of stock if the Committee deems such forfeiture necessary in order for the surrender of his or her Option under this sec. 7 to come within the exemption under Rule 16b-3.

     (d) Restrictions. Any Option Certificate which incorporates a provision to allow a Key Employee to surrender his or her Option in whole or in part also shall incorporate such additional restrictions on the exercise or surrender of such Option as the Committee deems necessary to satisfy the conditions to the exemption under Rule 16b-3.

                                   SECTION 8.

                                RESTRICTED STOCK

     8.1. Committee Action. The Committee acting in its absolute discretion shall have the right to grant Restricted Stock to Key Employees under this Plan from time to time and, further, shall have the right to make new Restricted Stock grants in exchange for outstanding Restricted Stock grants. Each Restricted Stock grant shall be evidenced by a Restricted Stock Certificate, and each Restricted Stock Certificate shall set forth the conditions, if any, under which Stock will be issued in the name of the Key Employee and the conditions, if any, under which the Key Employee's interest in such Stock will become nonforfeitable.

     8.2. Conditions. (a) Conditions to Issuance of Stock. The Committee acting in its absolute discretion may make the issuance of Restricted Stock in the name of a Key Employee subject to the satisfaction of one, or more than one, condition which the Committee deems appropriate under the circumstances and the related Restricted Stock Certificate shall set forth each such condition and the deadline for satisfying each such condition. Stock subject to a Restricted Stock grant shall be issued in the name of a Key Employee only after each such condition, if any, has been timely satisfied, and any Stock which is so issued shall be held by Post pending the satisfaction of the forfeiture conditions, if any, under sec. 8.2(b) for the related Restricted Stock grant.

     (b) Conditions to Forfeit Stock. The Committee acting in its absolute discretion may make Restricted Stock which has been issued in the name of Key Employee under sec. 8.2(a) subject to one, or more than one, forfeiture condition which the Committee acting in its absolute discretion deems appropriate under the circumstances, and the related Restricted Stock Certificate shall set forth each such forfeiture condition, if any, and the related deadline, if any, or satisfying each such forfeiture condition. Stock issued in the name of Key Employee shall be forfeited unless each such forfeiture condition, if any, has been timely satisfied.

     8.3. Dividends and Voting Rights. If a cash dividend is declared on a share of Stock issued in the name of a Key Employee under sec. 8.2(a) before the date that a Key Employee's interest in such Stock (1) is forfeited completely under sec. 8.2(b) or (2) becomes completely nonforfeitable, Post shall pay such cash dividend directly to such Key Employee. If a Stock dividend is declared on such a share of Stock during such period, such Stock dividend shall be treated as part of the grant of the related Restricted Stock, and a Key Employee's interest in such Stock dividend shall be forfeited or shall become nonforfeitable at the same time as the Stock with respect to which the Stock dividend was paid is forfeited or becomes nonforfeitable. The disposition of each other form of dividend which is declared on such a share of Stock during such period shall be made in accordance with such rules as the Committee shall adopt with respect to each such dividend. A Key Employee also shall have the right to vote the Stock issued in his or her name during such period.

     8.4. Satisfaction of Forfeiture Conditions; Provision for Income and Excise Taxes. A share of Stock shall cease to be Restricted Stock at such time as a Key Employee's interest in such Stock becomes nonforfeitable under this Plan, and the certificate representing such share shall be transferred to the Key Employee as soon as practicable thereafter. The Committee acting in its absolute discretion shall have the power to authorize and direct the payment of a cash bonus (or to provide in the terms of the Restricted Stock Certificate for Post to make such payment) to a Key Employee to pay all, or any portion of, his or her federal, state and local income and excise tax liability which the Committee deems attributable to his or her interest in his or her Restricted Stock grant becoming nonforfeitable and, further, to pay any such tax liability attributable to such cash bonus.

     8.5. Director Stock. Each Director shall the right to elect to receive Stock in lieu of cash with respect to all or any part of his or her compensation services rendered as a Director, and any such election shall be made in writing and shall be effective as of the date the Director delivers such election to Post. A Director who has made an election under this sec. 8.5 may subsequently amend or revoke such election and any such amendment or revocation shall be made in writing and shall be effective as of the date the Director delivers such amendment or revocation to Post. There shall be no limit on the number of elections which a Director can make or amend or revoke under this sec. 8.5. The number of shares of Stock which a Director shall received in lieu of cash shall be determined by Post by dividing the cash payment which the Director has elected to receive in the form of Stock by the Fair Market Value of a share of Stock as of the date the cash compensation otherwise would be payable to the Director and by rounding down to the nearest whole share of Stock. The Director shall receive cash in lieu of any fractional share of Stock under this sec. 8.5. Post shall have the right to issue the shares of Stock which a Director receives in lieu of cash under this sec. 8.5 subject to a restriction that the Director have no right to transfer such Stock (except as permissible under Rule 16b-3) for the six month period which starts on the date the Stock is issued to the Director or to take such other action as Post deems necessary or appropriate in light of Rule 16b-3.

                                   SECTION 9.

                            SECURITIES REGISTRATION

     Each Option Certificate and Restricted Stock Certificate shall provide that, upon the receipt of shares of Stock as a result of the surrender or exercise of an Option or the satisfaction of the forfeiture conditions under a Restricted Stock Certificate, the Key Employee or Director shall, if so requested by Post, hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by Post, shall deliver to Post a written statement satisfactory to Post to that effect. As for Stock issued pursuant to this Plan, Post at its expense shall take such action as it deems necessary or appropriate to register the original issuance of such Stock to a Key Employee or Director under the Securities Act of 1933, as amended, or under any other applicable securities laws or to qualify such Stock for an exemption under any such laws prior to the issuance of such Stock to a Key Employee or Director; however, Post shall have no obligation whatsoever to take any such action in connection with the transfer, assignment, resale or other disposition of such Stock by a Key Employee or Director.

                                  SECTION 10.

                                  LIFE OF PLAN

     No Option or Restricted Stock shall be granted under this Plan on or after the earlier of

          (1) July 12, 2003, in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options have been surrendered or exercised in full or no longer are exercisable and all Restricted Stock granted under this Plan has been forfeited or the forfeiture conditions on such Stock have been satisfied in full, or

          (2) the date on which all of the Stock reserved under sec. 3 of this Plan has (as a result of the surrender or exercise of Options granted under this Plan or the satisfaction of the forfeiture conditions on Restricted Stock) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

                                  SECTION 11.

                                   ADJUSTMENT

     11.1. Capital Structure. The number of shares of Stock reserved under sec. 3 of this Plan and the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options as well as the number of shares of Restricted Stock granted under this Plan shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of Post, including, but not limited to, such changes as stock dividends or stock splits.

     11.2. Mergers. The Committee as part of any corporate transaction described in sec. 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with sec. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock reserved under sec. 3 of this Plan. Furthermore, the Committee as part of any corporate transaction described in sec. 424(a) of the Code shall have the right to adjust (in any manner which the Committee in its discretion deems consistent with sec. 424(a) of the Code) the number, kind or class (or any combination thereof) of shares of Stock underlying any Restricted Stock grants previously made under this Plan and any related grant conditions and forfeiture conditions, and the number, kind or class (or any combination thereof) of shares subject to Option grants previously made under this Plan and the related Option Price and for each such Option, and, further, shall have the right (in any manner which the Committee in its discretion deems consistent with sec. 424(a) of the
Code) to make Restricted Stock and Option grants to effect the assumption of, or the substitution for, restricted stock and stock option grants previously made under this Plan or any predecessors to this Plan or by any other corporation to the extent that such corporate transaction calls for such substitution or assumption.

     11.3. Fractional Shares. If any adjustment under this sec. 11 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Option grants and Restricted Stock grants shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this sec. 11 by the Committee shall be conclusive and binding on all affected persons.

                                  SECTION 12.

                   SALE OR MERGER OF POST; CHANGE IN CONTROL

     12.1. Sale or Merger. If Post agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options and Restricted Stock granted under this Plan in accordance with sec. 11 on a basis that is fair and equitable to holders of such Options and Restricted Stock as determined by the Board, (1) each Option granted to a Key Employee at the direction and discretion of the Board (a) may (subject to such conditions, if any, as the Board deems appropriate under the circumstances) be canceled unilaterally by Post (i) in exchange for (A) a transfer to such Key Employee of the number of whole shares of Stock, if any, which he or she would have received if he or she had the right to surrender his or her outstanding Option in full under sec. 7.7 of this Plan and he or she exercised that right on the date set by the Board exclusively for Stock or (B) the right to exercise his or her outstanding Option in full on any date before the date as of which the Board unilaterally cancels such Option in full or, if the exchange described in this sec. 12.1(a)(i) would result in a violation of Section 16 of the Securities Exchange Act of 1934, as amended, for a Key employee, (ii) may be canceled unilaterally by Post after advance written notice to such Key Employee or (b) may be canceled unilaterally by Post if the Option Price equals or exceeds the Fair Market Value of a share of Stock on a date set by the Board, (2) each Option granted to a Director shall be canceled unilaterally by Post on a date set by the Board to the extent unexercised on such date after advance written notice to each affected Director, and (3) the grant conditions, if any, and forfeiture conditions on all outstanding Restricted Stock grants may be deemed completely satisfied on the date set by the Board.

     12.2. Change in Control. If there is a Change in Control of Post or a tender or exchange offer is made for Stock other than by Post, the Board thereafter shall have the right (1) to take such action with respect to any unexercised Options granted to Key Employees and any grants of Restricted Stock which are forfeitable, or all such Options and all such grants of Restricted Stock, as the Board deems appropriate under the circumstances to protect the interest of Post in maintaining the integrity of such grants under this Plan, including following the procedure set forth in sec. 12.1 for a sale or merger of Post with respect to such Options and Restricted Stock, and (2) to follow the procedures for Directors set forth in sec. 12.1 with respect to any and all unexercised Options granted to Directors. The Board shall have the right to take different action under this sec. 12.2 with respect to different Key Employees or different groups of Key Employees, as the Board deems appropriate under the circumstances.

                                  SECTION 13.

                            AMENDMENT OR TERMINATION

     This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however,

          (1) no such amendment shall be made absent the approval of the shareholders of Post required under sec. 422 of the Code (a) to increase the number of shares of stock reserved under sec. 3, or (b) to change the class of employees eligible for Options or Restricted Stock grants under sec. 6, and

          (2) no amendment shall be made to change the terms and conditions of an Option which can be granted to a Director absent the approval of the shareholders of Post.

     Any amendment which specifically applies to NQOs shall not require shareholder approval. The Board also may suspend the granting of Options and Restricted Stock under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Restricted Stock grant or Option granted before such suspension or termination unless (1) the Key Employee or Director consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of Post or a transaction described in sec. 11 or sec. 12 of this Plan.

                                  SECTION 14.

                                 Miscellaneous

     14.1. Shareholder Rights. No Key Employee or Director shall have any rights as a shareholder of Post as a result of the grant of an Option under this Plan or his or her exercise or surrender of such Option pending the actual delivery of the Stock subject to such Option to such Key Employee or Director. Subject to sec. 8.3, a Key Employee's rights as a shareholder in the shares of Stock underlying a Restricted Stock grant which is effective shall be set forth in the related Restricted Stock Certificate.

     14.2. No Contract of Employment. The grant of an Option or Restricted Stock to a Key Employee or Director under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on a Key Employee or Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the Option Certificate which evidences his or her Option or the Restricted Stock Certificate related to his or her Restricted Stock.

     14.3. Withholding. The exercise or surrender of any Option granted under this Plan and the acceptance of a Restricted Stock grant shall constitute a Key Employee's full and complete consent to whatever action the Committee deems necessary to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender of such Restricted Stock. The Committee also shall have the right to provide in an Option Certificate or Restricted Stock Certificate that a Key Employee may elect to satisfy federal and state tax withholding requirements through a reduction in the number of shares of Stock actually transferred to him or to her under this Plan and, if the Employee is subject to the reporting requirements under Section 16 of the Securities Exchange Act of 1934, as amended, any such election and any such reduction shall be effected so as to satisfy the conditions to the exemption under Rule 16b-3.

     14.4. Construction. This Plan shall be construed under the laws of the State of Georgia. Any reference to the singular shall include the plural, and any reference to the plural shall include the singular. Any reference to a term defined in sec. 2 shall include the definition of such term under sec. 2, and any reference to a section (sec.) shall be to a section (sec.) of this Plan unless otherwise set forth in such reference.

     14.5. Other Conditions. Each Option Certificate or Restricted Stock Certificate may require that a Key Employee or Director (as a condition to the exercise of an Option or a Restricted Stock grant) enter into any agreement or make such representations prepared by Post, including any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Option or Restricted Stock grant or provides for the repurchase of such Stock by Post under certain circumstances.

     IN WITNESS WHEREOF, Post Properties, Inc. has caused its duly authorized officer to execute this Plan to evidence its adoption of this Plan.

                                          POST PROPERTIES, INC.

                                          By:
                                             -----------------------------------

                                          Title:
                                                --------------------------------

                                          Date:
                                               ---------------------------------

                                                                        APPENDIX

                              POST PROPERTIES, INC.

                                      PROXY

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF SHAREHOLDERS ON MAY 8, 1998

         The undersigned hereby appoints John A. Williams and John T. Glover and each of them, proxies, with full power of substitution and resubstitution, for and in the name of the undersigned, to vote all shares of common stock of Post Properties, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Friday, May 8, 1998, at 9:00 a.m., local time, at 3350 Cumberland Circle, Suite 2200, Atlanta, Georgia, or at any adjournment thereof, upon the matters described in the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, and upon any other business that may properly come before the Annual Meeting of Shareholders or any adjournment thereof. Said proxies are directed to vote on the matters described in the Notice of Annual Meeting of Shareholders and Proxy Statement as follows, and otherwise in their discretion upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

1. To elect one (1) director to serve until the 1999 Annual Meeting of Shareholders, one (1) director to serve until the 2000 Annual Meeting of Shareholders and two (2) directors to serve until the 2001 Annual Meeting of Shareholders:

              FOR all nominees listed (except as marked below to the contrary)
         ----
               To serve until the 1999 Annual Meeting of Shareholders:
                           Charles E. Rice

               To serve until the 2000 Annual Meeting of Shareholders:
                           Robert L. Shaw

               To serve until the 2001 Annual Meeting of Shareholders:
                           Arthur M. Blank
                           John T. Glover

         (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

              WITHHOLD AUTHORITY to vote for all nominees listed
         ----

2. To amend and restate the Company's Employee Stock Plan to (a) increase the number of shares of Common Stock reserved for issuance thereunder from 3,500,000 to 6,000,000 , (b) limit the options to purchase Common Stock which can be granted to an officer or key employee of the Company in any calendar year to 100,000 shares of Common Stock (500,000 shares of Common Stock if such officer or key employee is a member of the Company's Executive Committee), (d) permit the grant of options in 1998 (in addition to the options described above) to purchase up to 50,000 shares of Common Stock to an officer or key employee if the Compensation Committee makes a related reduction in such person's regular cash compensation for 1998 and (d) increase the number of shares subject to options granted to directors as of each December 31 from 1,000 to 3,000.

              FOR the amendment                     AGAINST the amendment
         ----                                  ----

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS INDICATED, THE PROXY WILL BE VOTED FOR THE ABOVE-STATED PROPOSALS.

                                    Date:                          , 1998
                                         --------------------------

                                    -------------------------------
                                    Please sign exactly as your name or names appear hereon. For more than one owner as shown above, each should sign. When signing in a fiduciary or representative capacity, please give full title. If this proxy is submitted by a corporation, it should be executed in the full corporate name by a duly authorized officer, if a partnership, please sign in partnership name by authorized person.


PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ON MAY 8, 1998. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                                        2